SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 March 19, 2001
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-3939                  73-0311467
 ------------------------  ------------------------     -------------------
 (State of Incorporation)  (Commission File Number)       (IRS Employer
                                                        Identification No.)



               Kerr-McGee Center
           Oklahoma City, Oklahoma                    73125
 ----------------------------------------          ----------
 (Address of principal executive offices)          (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)





Item 5.             Other Events
                             On March 16, 2001, Kerr-McGee  Corporation issued a
                    press release announcing that it will hold a conference call on March 21, 2001, at 11:00 a.m. (ET), to discuss its interim first-quarter 2001 operating results and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.             Financial  Statements, Pro Forma  Financial  Information and
                    Exhibits

                    (c)  Exhibits

                    99.1 Press Release dated March 16, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KERR-MCGEE CORPORATION


                                        By:       (Deborah A. Kitchens)
                                                  -----------------------------
                                                  Deborah A. Kitchens
                                                  Vice President and Controller

Dated: March 19, 2001





                                  EXHIBIT INDEX


          Exhibit No.              Description
          -----------              -----------
             99.1                  Press Release dated March 16, 2001.